UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2018

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into Material Definitive Agreement.

On July 25, 2018, for the purpose of reincorporating Inpixon’s (the “Company”) wholly owned subsidiary Inpixon USA, a California corporation, in the State of Nevada, pursuant to an Agreement and Plan of Merger, dated as of July 25, 2018 (the “Reincorporation Merger Agreement”), by and between Inpixon USA and Sysorex, Inc., a newly formed, wholly-owned subsidiary of the Company (“Sysorex”), Inpixon USA merged with and into Sysorex (the “Reincorporation Merger”), with Sysorex continuing as the surviving corporation in the Reincorporation Merger and successor issuer to Inpixon USA effective as of 12:01 a.m. on July 26, 2018 (the “Effective Time”).

At the Effective Time, all of the 3,950,000 issued and outstanding shares of common stock, no par value per share, of Inpixon USA were converted into and exchanged for an aggregate of 39,999,000 fully-paid and non-assessable shares of common stock, par value $0.00001 per share, of Sysorex.

Immediately prior to the Reincorporation Merger, (a) the size of Inpixon USA’s board of directors was increased to two and Zaman Khan was appointed to serve as a director to fill the vacancy resulting from the increase in the size of the board; (b) Nadir Ali resigned as the President of Inpixon USA and was appointed to serve as the Chairman of the board of directors of Inpixon USA; and (c) Zaman Khan, was appointed to serve as President of Inpixon USA. Mr. Ali continued to serve as Chief Executive Officer of Inpixon USA.

From and after the Effective Time of the Reincorporation Merger, pursuant to the terms of the Reincorporation Merger Agreement, Nadir Ali and Zaman Khan comprise the board of directors of Sysorex with Nadir Ali serving as the Chairman and will hold office in accordance with the Nevada Revised Statutes and Sysorex’s organizational documents.

In addition, pursuant to the Reincorporation Merger Agreement, the officers of Inpixon USA immediately prior to the Effective Time became the officers of Sysorex following the Effective Time and will hold office at the pleasure of the board of directors of Sysorex and in accordance with its bylaws.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 25, 2018, by and between Inpixon USA and Sysorex, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: July 31, 2018	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

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